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                                                                   EXHIBIT 10.98


                     FIRST AMENDMENT TO ASSET SALE AGREEMENT

                  This First Amendment (this "Amendment") is entered into as of December 7, 2001, by and between iBEAM Broadcasting Corporation, a Delaware corporation ("Seller"), and Williams Communications, LLC, a Delaware limited liability company ("Purchaser"), amending the Asset Sale Agreement, dated as of October 11, 2001 (the "Agreement"), by and between Seller and Purchaser.

                                   WITNESSETH

                  WHEREAS, in accordance with Section 9.3 of the Agreement, the parties hereto desire to amend the Agreement to reflect, among other things, certain approvals of the Bankruptcy Court, granted by virtue of the order entered by the Honorable Erwin I. Katz on November 1, 2001;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                  Section 1. Definitions. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

                  Section 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Agreement is hereby amended by deleting the words "or any of its Subsidiaries" from the definition of "Assets".

                  (b) Schedule 2.2 of the Agreement is hereby amended and restated in its entirety and is replaced with "Amended Schedule 2.2" attached hereto as Exhibit A.

                  (c) Section 4.9(a) of the Disclosure Letter of the Agreement is hereby amended and restated in its entirety and is replaced with "Amended
Section 4.9(a)" attached hereto as Exhibit B.

                  (d) Section 6.7 of the Agreement is hereby amended by inserting the following sentence immediately after the second sentence of the lead-in paragraph of Section 6.7: "Unless the parties hereto agree otherwise and the Bankruptcy Court




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approves such other agreement, the Sale Hearing shall be held at Courtroom 2B,
U.S. Courthouse, 844 King Street, Wilmington, Delaware 19801, on November 28, 2001, at 10:00 a.m. (EST), or as soon thereafter as counsel can be heard."

                  (e) Section 6.7(a) of the Agreement is hereby amended and restated in its entirety as follows:

                           (a) Alternative Bid Deadline. All Alternative Bids
must be submitted not later that 3:00 p.m. (EST) on November 26, 2001 (the "Alternative Bid Deadline"), to:

                           Peter Desnoes
                           Chairman, President and CEO
                           iBEAM Broadcasting Corporation
                           645 Almanor Avenue, Suite 100
                           Sunnyvale, CA 94085
                           Facsimile No. 408-730-5569

                           with copies to:

                           G. Larry Engel, Esq.
                           Brobeck, Phleger & Harrison
                           Spear Street Tower
                           One Market
                           San Francisco, CA 94105
                           Facsimile No. 415-442-1010

                           and:

                           David M. Fournier, Esq.
                           Pepper Hamilton LLP
                           1201 Market Street, Suite 1600
                           Wilmington , DE 19801
                           Facsimile No. 302-656-8865

                                    Seller shall immediately distribute a copy
of each such Alternative Bid received to counsel for Purchaser."



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                  (f) Section 6.7(b) of the Agreement is hereby amended by
deleting the words "Except as otherwise provided in the Bidding Procedures Order," from the second sentence of Section 6.7(b).

                  (g) Section 6.7(b)(ii)(z) of the Agreement is hereby amended and restated in its entirety as follows: "(z) in the case of the initial Qualified Alternative Bid, $500,000, and in the case of any subsequent Qualified Alternative Bids, $250,000 (or in the case of the first SUCH Subsequent Bid by Purchaser, $500,000) over the immediately preceding Qualified Alternative Bid;".

                  (h) Section 6.7(c)(i) of the Agreement is hereby amended by
(i) deleting the words "Brobeck, Phleger, and Harrison on the Business Day immediately prior to the Sale Hearing, beginning at 11:00 a.m. (PST)" in the first sentence of Section 6.7(c)(i) and replacing those deleted words with the words "Pepper Hamilton LLP, 1201 Market Street, Suite 1600, Wilmington, Delaware 19801, on November 27, 2001, beginning at 2:00 p.m. (EST)"; and (ii) inserting in the fourth sentence of Section 6.7(c)(i), the words "it determines" immediately after the words "additional procedural rules that" and immediately prior to the words "are reasonable".

                  (i) Section 6.7(c)(ii) of the Agreement is hereby amended by inserting in the first sentence of Section 6.7(c)(ii) the words "(subject to the provisions of Section 6.7(b)(ii))" immediately after the words "in minimum increments" and immediately prior to the words "of at least".

                  (j) Section 6.7(c)(iv) of the Agreement is hereby amended by deleting the words "At least one Business Day prior to the Auction" in the first sentence of Section 6.7(c)(iv) and replacing those deleted words with the words "Not later than 9:00 a.m. (EST) on the day of the Auction".

                  (k) A new Section 6.7(c)(v) is hereby inserted into the Agreement and shall be as follows:

                           "Seller, in consultation with its legal and financial
professionals, shall determine in its sole discretion whether an Alternative Bid meets the qualifications described herein and in the Bidding Procedures Order and whether a Qualified Alternative Bid or Subsequent Bid constitutes the highest and/or best offer for the Acquired Assets. The highest and/or best offer as determined by Seller shall be submitted to the Bankruptcy Court for approval at the Sale Hearing."



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                  (l) The provisions of Section 6.7(d) of the Agreement are
hereby deleted in their entirety and Section 6.7(d) shall be as follows: "(d) [intentionally left blank]".

                  (m) Section 6.7(e) of the Agreement is hereby amended by deleting the reference to "$750,000" in the first sentence of Section 6.7(e) and replacing such reference with "$500,000".

                  (n) Section 7.2(c) of the Agreement is hereby amended by inserting the words "or another authorized executive officer of Purchaser" immediately following the words "or President of Purchaser".

                  Section 3. Effect. Except as amended hereby, the Agreement shall remain in full force and effect in all respects.


                           [Signature page to follow]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.


                                            iBEAM BROADCASTING CORPORATION


                                            By:       /s/ RANDALL K. GAUSMAN
                                               ---------------------------------
                                               Name:  Randall K. Gausman
                                               Title: CFO


                                            WILLIAMS COMMUNICATIONS, LLC


                                            By:     /s/ JOHN C. BUMGARNER
                                               ---------------------------------
                                               Name:  John C. Bumgarner
                                               Title: Senior Vice President